                                                                   EXHIBIT 99.02

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5

RECEIVABLES

Beginning of the Month Principal Receivables:                     $       1,346,064,717.06
Beginning of the Month Finance Charge Receivables:                $          77,316,734.55
Beginning of the Month Discounted Receivables:                    $                   0.00
Beginning of the Month Total Receivables:                         $       1,423,381,451.61


Removed Principal Receivables:                                    $                   0.00
Removed Finance Charge Receivables:                               $                   0.00
Removed Total Receivables:                                        $                   0.00


Additional Principal Receivables:                                 $                   0.00
Additional Finance Charge Receivables:                            $                   0.00
Additional Total Receivables:                                     $                   0.00

Discounted Receivables Generated this Period:                     $                   0.00


End of the Month Principal Receivables:                           $       1,310,814,155.89
End of the Month Finance Charge Receivables:                      $          78,098,488.58
End of the Month Discounted Receivables:                          $                   0.00
End of the Month Total Receivables:                               $       1,388,912,644.47


Special Funding Account Balance                                   $                   0.00
Aggregate Invested Amount (all Master Trust Series)               $       1,002,000,000.00
End of the Month Seller Amount                                    $         308,814,155.89
End of the Month Seller Percentage                                                   23.56%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                          RECEIVABLES

       30-59 Days Delinquent                                      $          33,450,895.55
       60-89 Days Delinquent                                      $          23,589,925.84
       90+ Days Delinquent                                        $          52,193,376.46

       Total 30+ Days Delinquent                                  $       109,234,197.85
       Delinquent Percentage                                                        7.86%

Defaulted Accounts During the Month                               $        10,643,170.22
Annualized Default Percentage                                                       9.49%

Principal Collections                                                     150,139,744.85
Principal Payment Rate                                                             11.15%

Total Payment Rate                                                                 12.31%


INVESTED AMOUNTS


       Class A Initial Invested Amount                            $       230,000,000.00
       Class B Initial Invested Amount                            $        20,000,000.00

INITIAL INVESTED AMOUNT                                           $       250,000,000.00

       Class A Invested Amount                                    $       322,000,000.00
       Class B Invested Amount                                    $        28,000,000.00

INVESTED AMOUNT                                                   $       350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                     26.00%
PRINCIPAL ALLOCATION PERCENTAGE                                                    26.00%


MONTHLY SERVICING FEE                                             $           583,333.34

INVESTOR DEFAULT AMOUNT                                           $         2,767,224.26


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                        92.00%

       Class A Finance Charge Collections                         $         6,400,536.23
       Other Amounts                                              $                 0.00

TOTAL CLASS A AVAILABLE FUNDS                                     $         6,400,536.23


       Class A Monthly Interest                                   $         1,491,217.78
       Class A Servicing Fee                                      $           536,666.67
       Class A Investor Default Amount                            $         2,545,846.32

TOTAL CLASS A EXCESS SPREAD                                       $         1,826,805.46


REQUIRED AMOUNT                                                   $                 0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                         8.00%

       Class B Finance Charge Collections                         $           556,568.36
       Other Amounts                                              $                 0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $           556,568.36


       Class B Monthly Interest                                   $           134,897.78
       Class B Servicing Fee                                      $            46,666.67


TOTAL CLASS B EXCESS SPREAD                                       $           375,003.91


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                               $         2,201,809.37


       Excess Spread Applied to Required Amount                   $                 0.00

       Excess Spread Applied to Class A Investor                  $                 0.00
       Charge Offs

       Excess Spread Applied to Class B Items                     $           221,377.94

       Excess Spread Applied to Class B Investor                  $                 0.00
       Charge Offs

       Excess Spread Applied to Monthly Cash                         $          22,244.44
       Collateral Fee

       Excess Spread Applied to Cash Collateral                      $               0.00
       Account

       Excess Spread Applied to other amounts owed                   $               0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                          $       1,958,186.99


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                    $       5,843,574.88


SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                       $               0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to                  $               0.00
       Required Amount

       Excess Finance Charge Collections Applied to                  $               0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                  $               0.00
       Class B Items

       Excess Finance Charge Collections Applied to                  $               0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                  $               0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                  $               0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                  $               0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


       Base Rate (Current Month)                                                     7.23%
       Base Rate (Prior Month)                                                       7.76%
       Base Rate (Two Months Ago)                                                    7.50%

THREE MONTH AVERAGE BASE RATE                                                        7.50%

       Portfolio Yield (Current Month)                                              14.37%
       Portfolio Yield (Prior Month)                                                21.88%
       Portfolio Yield (Two Months Ago)                                             16.08%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                 17.44%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                        92.00%

       Class A Principal Collections                                 $      35,913,426.99

CLASS B PRINCIPAL PERCENTAGE                                                        8.00%

       Class B Principal Collections                                 $       3,122,906.70

TOTAL PRINCIPAL COLLECTIONS                                          $      39,036,333.69



SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                    $               0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                                $               0.00
       Deficit Controlled Amortization Amount                        $               0.00

CONTROLLED DISTRIBUTION AMOUNT                                       $               0.00

CLASS B AMORTIZATION --

       Controlled Amortization Amount                                $               0.00
       Deficit Controlled Amortization Amount                        $               0.00

CONTROLLED DISTRIBUTION AMOUNT                                       $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                            $      39,036,333.69
PRINCIPAL SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                       $                 0.00

CLASS B INVESTOR CHARGE OFFS                                       $                 0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                            $                 0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                            $                 0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                             $        49,000,000.00
       Available Cash Collateral Amount                            $        49,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                          $                 0.00
       Class B Interest Rate Cap Payments                          $                 0.00


TOTAL DRAW AMOUNT                                                  $                 0.00
CASH COLLATERAL ACCOUNT SURPLUS                                    $                 0.00

                                             First USA Bank, NA,
                                             as Servicer


                                             By: /s/ Tracie H. Klein
                                                ----------------------------
                                                     Tracie H. Klein
                                                     Vice President